SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2012

GRAPHITE CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1031 Railroad Street, Suite 102A Elko, NV 89801 (Address of principal executive offices)

(775) 473-1355 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graphite Corp.

Form 8-K

Current Report

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 21, 2012, Ms. Gloria Ramirez-Martinez (Ms. Ramirez-Martinez) resigned from her positions as Secretary and Director of Graphite Corp., a Nevada corporation, (the “Company”) and appointed Ms. Jeanne Goss (“Ms. Goss”), to serve as Secretary of the Company. Ms. Goss accepted such appointment.

The biography for Ms. Goss is set forth below:

Ms. Jeanne Goss graduated from the University of Utah in 2004 with a Bachelor of Science degree in Geology.  While obtaining her degree, Ms. Goss assisted in the study and preparation of oil and gas maps, reports, and GIS data compilation on various projects in the Western U.S., Mexico, and Africa.  Ms. Goss also worked as an engineering technician conducting laboratory and field testing of soils, asphalt and concrete as well as researching and generating Geotechnical and Phase-I Environmental reports.  In 2004, Ms. Goss was hired by Placer Dome as a Project Geologist at Cortez Gold Mines; she subsequently held a staff position at Cortez with Barrick Gold after Barrick’s acquisition of Placer Dome. Ms. Goss managed exploration projects in the Cortez area and was part of the exploration team that discovered and began delineating the Cortez Hills and Goldrush Projects. In early 2008, Ms. Goss was involved with the founding of Rangefront Geological, a premier exploration services company based in Elko, Nevada. Currently, Ms. Goss is the Chief Geologic Modeler at Rangefront and oversees the production of geologic models to be used for exploration and resource modeling for clients on several world renowned projects; Ms. Goss also enjoys teaching the skills needed to build geologic models using Vulcan and GOCAD software. Ms. Goss is currently Vice President and Treasurer of Geopinion, Inc. and Managing Member and Registered Agent of Geopinion, LLC.

Family Relationships

Ms. Goss is married to Mr. Brian Goss, the Company’s current President, Chief Executive Officer, and Director.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 7.01.

Regulation FD Disclosure.

On September 26, 2012, the Company issued a press release announcing sampling results received from fieldwork studies at an Alabama property in which it holds mineral exploration rights.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated September 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 28, 2012

Graphite Corp.

By:  /s/ Brian Goss

Name:  Brian Goss

Title:  President